THE MANAGERS FUNDS

                MONEY MARKET FUND

SUPPLEMENT DATED APRIL 1, 2002 TO THE PROSPECTUS
     AND STATEMENT OF ADDITIONAL INFORMATION
               DATED APRIL 2, 2001

   All information relating to the Money
Market Fund in this Prospectus dated April 2,
2001, and the Statement of Additional
Information dated April 2, 2001, is superseded by the Prospectus and Statement of Additional
Information for the Money Market Fund dated
April 1, 2002.